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                                                                     Exhibit 4.1
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NUMBER                                                                    NUMBER
                                 [LOGO]
                           The Leap Group, Inc.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                                SEE REVERSE SIDE
                                                                   FOR CERTAIN
                                                                   DEFINITIONS


This is to Certify that
                                                               CUSIP 521862 10 2


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF PAR VALUE $.01 PER SHARE

                             The Leap Group, Inc.

Transferable on the books of the Corporation in person or by an attorney duly authorized in writing upon surrender of this certificate properly endorsed. A statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of stock and the holders thereof is available upon the request and without charge from the principal executive office of the Corporation. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile of the duly authorized officers of the Corporation.

Dated

     /s/ R. STEVEN LUTTERBACH
     CHAIRMAN AND CHIEF EXECUTIVE
     OFFICER

     /s/ ROBERT C. BRAMLETTE           /s/ FRED SMITH
     SECRETARY                         VICE-CHAIRMAN AND CHIEF OPERATING OFFICER

COUNTERSIGNED AND REGISTERED
     FIRST CHICAGO TRUST COMPANY OF NEW YORK
     TRANSFER AGENT AND REGISTRAR

BY
          AUTHORIZED OFFICER



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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common
     TEN ENT--as tenants by the entireties
     JT TEN --as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT--_____________Custodian____________
                           (Cust)                (Minor)
                        under Uniform Gifts to Minors
                        Act __________________
                                (State)

    UNIF TRF MIN ACT--____________ Custodian (until age__)
                         (cust)

                      ____________ under Uniform
                         (minor)

                      Transfers to Minors Act __________
                                                (State)
    Additional abbreviations may also be used though not in the above list.


For value received, ___________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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- --------------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
                                        ASSIGNEE)

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ---------------------------

                                       X
                                        ----------------------------------------

                                       X
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                                        NOTICE: The Signature(s) to this
                                        Assignment must correspond with the
                                        name(s) as written upon the face of the
                                        Certificate in every particular, without alteration or enlargement or any change whatever.
By
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The Signature(s) should be Guaranteed by an eligible guarantor institution
(Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17 Ad-15.